iShares®
iShares Trust
Supplement dated October 30, 2025
to the currently effective Summary Prospectus, Prospectus
and Statement of Additional Information (the “SAI”) for the
iShares Systematic Bond ETF (SYSB) (the “Fund”)
The following changes with respect to the Fund will take effect on or around November 30, 2025:
In the Principal Investment Strategies section of the Summary Prospectus and Prospectus, the third and fourth paragraphs will be deleted in their entirety and replaced with the following:
The first step in constructing the Underlying Index is to assign an initial strategic overweight to high-yield corporate bonds relative to the Starting Universe (where the components are market value-weighted). This is achieved by taking a pro rata share from the weight of the U.S. Treasuries and MBS components. The weight of the high-yield corporate bond component is then increased or decreased based on the Index Provider’s assessment of the prevailing economic regime. The weight adjustment is achieved by taking a pro rata share from, or giving pro rata to, the weight of the following components: U.S. agencies, MBS and investment-grade corporate bonds, foreign government-related bonds, Eurodollar bonds, and 144A bonds.
The Index Provider’s economic regime assessment uses prices and option-adjusted spreads from the high-yield market to determine whether there is a risk‑on or risk‑off environment. Depending on the intensity of the risk environment, the risk‑on weight adjustment is either +2% or +4%, and the risk‑off weight adjustment is either ‑2% or ‑4%.
In the Principal Investment Strategies section of the Summary Prospectus and Prospectus, the eighth paragraph will be deleted in its entirety and replaced with the following:
Finally, the Index Provider classifies the prevailing interest rate environment as either “falling rates” or “rising rates” to set the target duration for the Underlying Index. During periods of falling (rising) interest rates, the Underlying Index’s target duration will be up to 10% greater (less) than the duration of the Starting Universe. The magnitude of the target duration adjustment is determined by evaluating short-term and long-term bond return volatility. The higher that short-term volatility is relative to long-term volatility, the smaller the adjustment will be. The target duration is achieved by optimizing the U.S. Treasuries component while tilting toward bonds that the Index Provider deems to be undervalued and minimizing transaction costs.
In the section of the SAI entitled “The BlackRock Index Services Index,” the Index Description portion of the “BlackRock Universal Systematic Bond Index” section will be deleted in its entirety and replaced with the following:
Index Description. The BlackRock Universal Systematic Bond Index allocates across four components: U.S. Treasury securities, U.S. dollar-denominated mortgage-backed securities (“MBS”), and U.S. dollar-denominated investment-grade and high-yield corporate bonds. The allocations are determined relative to a broader starting universe based on factors including the prevailing economic regime and the prevailing interest rate environment, as determined by BlackRock Index Services, LLC.
Starting from a broad universe of eligible fixed income instruments—including U.S. agencies, foreign government-related bonds, Eurodollar bonds, and 144A bonds—the index applies a series of adjustments and optimizations:

•	Strategic Overweighting: An initial overweight to high-yield corporate bonds is applied, sourced pro rata from Treasuries and MBS.

•	Economic Regime Adjustment: The index adjusts high-yield exposure (+/‑2% or +/‑4%) based on market signals indicating risk‑on or risk‑off conditions.

•
Credit Quality and Value Tilt: Bonds are screened for default probability and optimized to favor securities with higher default-adjusted spreads, while managing liquidity, turnover, and issuer concentration.

•
Interest Rate Environment Adjustment: The index’s duration target is modified by up to +10% or ‑10% relative to the starting universe, depending on whether rates are falling or rising, respectively, using optimized Treasury allocations.

The index is rebalanced monthly, with cash flows reinvested across the index.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
IS‑A‑SUPP‑SYSB‑1025

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